                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "FIRST AMENDMENT") is entered into as of this 21st day of June, 2000, by and among each investment management company listed on Schedule 1 to the Credit Agreement, dated as of June 23, 1999 (the "CREDIT AGREEMENT"), as heretofore revised and as further revised by this First Amendment, on behalf of itself or its respective investment portfolios identified thereon, severally and not jointly (collectively, the "BORROWERS", and each individually a "BORROWER"); the Banks listed on Schedule 2 to the Credit Agreement, as revised by this First Amendment (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS", and each individually a "BANK"); Deutsche Bank AG, New York Branch, not individually but in its separate capacity as administrative agent for the Banks under the Credit Agreement (in such capacity, the "ADMINISTRATIVE AGENT"); The Bank of Nova Scotia, not individually but in its separate capacity as syndication agent for the Banks under the Credit Agreement (in such capacity, the "SYNDICATION AGENT"); BNP Paribas, not individually but in its separate capacity as documentation agent for the Banks under the Credit Agreement (in such capacity, the "DOCUMENTATION AGENT"); and State Street Bank and Trust Company, not individually but in its separate capacity as operations agent for the Banks under the Credit Agreement (in such capacity, the "OPERATIONS AGENT", and, together with the Administrative Agent, the Syndication Agent and the Documentation Agent, the "AGENTS"). Unless otherwise indicated or unless the context otherwise requires, capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement, as amended by this First Amendment.

                                    RECITALS

         WHEREAS, certain of the Borrowers (the "EXISTING Borrowers"), certain of the Banks (the "EXISTING BANKS"), the Administrative Agent, the Syndication Agent and the Operations Agent previously executed the Credit Agreement;

         WHEREAS, the Borrowers, the Existing Banks, the Administrative Agent, the Syndication Agent and the Operations Agent wish to amend the Credit Agreement to increase the Maximum Committed Credit Amount by One Hundred Million Dollars ($100,000,000) to Three Hundred Fifty Million Dollars ($350,000,000), and to increase the Swing Line Amount by Twenty-Five Million ($25,000,000) to Seventy-Five Million Dollars ($75,000,000);

         WHEREAS, the Borrowers desire to renew the credit facilities made available to them under the Credit Agreement for an additional term of 364 days; and

         WHEREAS, the Existing Banks, the Administrative Agent, the Syndication Agent and the Operations Agent are willing to renew the credit facilities made available thereby upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Existing Borrowers and the Existing Banks desire to further amend the Credit Agreement to add Emerging Growth Trust, an investment portfolio of Warburg Pincus Trust (the "ADDITIONAL BORROWER"), as a party thereto;

         WHEREAS, the Borrowers, the Existing Banks, the Administrative Agent, the Syndication Agent and the Operations Agent wish to amend the Credit Agreement to add Credit Lyonnais New York Branch and Den Danske Bank as bank(s) party thereto, and to add BNP Paribas as documentation agent for the Banks;

         WHEREAS, the parties hereto desire to make certain other changes to the Credit Agreement;

         NOW, THEREFORE, in furtherance of the foregoing, and in consideration of mutual promises and other good and valuable consideration each to the other given, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.

         (a)      Section 1.01 of the Credit Agreement is hereby amended
by: (i) deleting the definitions of "FEDERAL FUNDS EFFECTIVE RATE", "MAXIMUM COMMITTED CREDIT AMOUNT", "MAXIMUM CREDIT AMOUNT" and "SWING LINE AMOUNT" in their entirety; and (ii) substituting in lieu thereof the following:

                  "FEDERAL FUNDS EFFECTIVE RATE" shall mean, at the relevant time of reference thereto, the rate that appears in Bloomberg, page BTMM, as the "Federal Funds Offered Rate", as quoted by Garvin Guy Butler as of 9:30 a.m. (New York time), or, if unavailable, by any other federal funds broker of recognized standing as determined by the Operations Agent.

                  "MAXIMUM COMMITTED CREDIT AMOUNT" shall mean the maximum amount of the Banks' commitments to make Committed Credit Loans to the Borrowers hereunder, which in the first instance shall be $350,000,000, as the same may be reduced from time to time pursuant to Section 2.02 hereof.

                  "MAXIMUM CREDIT AMOUNT" shall mean the maximum amount of credit available to the Borrowers hereunder, which in the first instance shall be $350,000,000, as the same may be reduced from time to time pursuant to Section 2.02 hereof.

                  "SWING LINE AMOUNT" shall mean the maximum amount of Swing Line Loans made or to be made by the Swing Line Lender to the Borrowers hereunder, which shall be $75,000,000."

         (b) Section 1.01 of the Credit Agreement is further amended by inserting the following defined terms in proper alphabetical order:

                  "CLOSED-END FUND" shall mean any Borrower designated as such on Schedule 1 annexed hereto, which designation shall be concurred in by the Agents.

                  "FACILITY FEE" shall have the meaning specified in
         Section 5.01(a) hereof"

         (c) Section 1.01 of the Credit Agreement is still further amended by deleting the definitions of "COMMITMENT FEE" and "YEAR 2000 PROBLEM" in their entirety.

         (d) Section 5.01(a) of the Credit Agreement is hereby amended by: (i) deleting said Section 5.01(a) in its entirety; and (ii) substituting in lieu thereof the following:

                  "(a) The Borrowers shall pay to the Operations Agent for the ratable benefit of the Banks, and in accordance with the Specified Percentages, a facility fee (the "FACILITY FEE") for the period commencing June 21, 2000 to and including the termination of the Commitments hereunder equal to seven and one-half (7-1/2) basis points (75/1000 of 1%) per annum of the Maximum Committed Credit Amount regardless of usage. The Facility Fee shall be payable quarterly in arrears on the fifteenth Banking Day of each April, July, October and January of each year for the calendar quarter ending as of the last day of the immediately preceding month, commencing on the first such date next succeeding the date hereof, and, in connection with the partial reduction of the Maximum Committed Credit Amount in accordance with
         Section 2.02(a) hereof, on the date of such reduction, and on the date of any termination of any of the Commitments."

         (e) Section 5.01 of the Credit Agreement is further amended by: (i) deleting all references to "Commitment Fee" and "Commitment Fees" contained therein (including in the heading thereof); and (ii) substituting in lieu thereof "Facility Fee" and "Facility Fees", as appropriate.

         (f) Section 5.02 of the Credit Agreement is amended by: (i) deleting the first sentence of said Section 5.02; and (ii) substituting in lieu thereof the following:

         "The Borrowers shall pay, in accordance with the Specified Percentages, the Operations Agent for its own account a fee (the "OPERATIONS AGENT'S FEE") in an amount to be agreed upon by the Borrowers and the Operations Agent."

         (g) Section 5.03 of the Credit Agreement is amended by: (i) deleting said Section 5.03 in its entirety; and (ii) substituting in lieu thereof the following:

                  "Section 5.03. Arranging Fee. The Borrowers shall pay, in accordance with the Specified Percentages, the Administrative Agent for its own account a fee (the "Arranging Fee") in an amount to be agreed upon by the Borrowers and the Administrative Agent. The Arranging Fee shall be payable annually in advance on the date of this Agreement and on the effective date of any renewal of the Commitments pursuant to
         Article XIV hereof."

         (h) Section 5.04 of the Credit Agreement is amended by: (i) deleting said Section 5.04 in its entirety; and (ii) substituting in lieu thereof the following:

                  "Section 5.04. ALLOCATION FEE. The Borrowers shall pay, in accordance with the Specified Percentages, the Operations Agent for the ratable benefit of the Banks an allocation fee (the "ALLOCATION FEE") in an amount equal to two and one-half (2-1/2) basis points (25/1000 of 1%) of the aggregate Commitments. The Allocation Fee shall be payable annually in advance on the date of this Agreement and on the effective date of any renewal of the Commitments pursuant to Article XIV hereof."

         (i) Article VII of the Credit Agreement is amended by: (i) deleting
Section 7.18 of said Article VII in its entirety; and (ii) renumbering Section
7.19 as Section 7.18.

         (j) Section 9.01(b) of the Credit Agreement is amended by: (i) deleting said Section 9.01(b) in its entirety; and (ii) substituting in lieu thereof the following:

                  "(b) The aggregate Indebtedness of the Borrower in respect of Loans shall at no time exceed (i) 33-1/3% of the Borrower's Net Assets, in the case of any Borrower that is a Domestic Fund, (ii) 25% of the Borrower's Net Assets, in the case of Warburg Pincus Global Post Venture Capital Fund, Inc., Warburg Pincus Global Health Sciences Fund, Inc., Warburg Pincus High Yield Fund, Inc., and Global Post Venture Capital Portfolio of Warburg Pincus Trust, and any Borrower that is an International Fund, (iii) 20% of the Borrower's Net Assets, in the case of any Borrower that is a Restricted Fund, and (iv) 15% of the Borrower's Net Assets, in the case of any Borrower that is a Closed-End Fund.
                  The lesser of the amounts determined with respect to the Borrower pursuant to paragraphs (a) or (b) of this Section 9.01 is sometimes referred to herein as the Borrower's "Borrowing Base.""

         (k) Section 15.07(c) of the Credit Agreement is amended by: (i) deleting the sixth line of said Section 15.07(c); and (ii) substituting in lieu thereof the following:

         "$5,000,000, and shall be to a banking or other financial institution or other entity not otherwise prohibited from so acting under the Investment Company Act and having a combined capital and surplus of at least...."

         (l) The Credit Agreement is further amended by: (i) deleting all references in the Credit Agreement, including, without limitation, Sections 2.02(a), 2.02(b), 4.02(a), 4.02(f), 4.09, 10.01, 14.02 and 15.02(a) thereof, to
"Commitment Fee" and "Commitment Fees"; and (ii) substituting in lieu thereof "Facility Fee" and "Facility Fees", as appropriate.

         (m) SCHEDULE 1 to the Credit Agreement is hereby amended to, among other things, add Emerging Growth Portfolio, a Portfolio of Warburg Pincus Trust, as a Borrower under the Credit Agreement, and to eliminate Fixed Income Portfolio and Global Fixed Income Portfolio, each being a Portfolio of Warburg Pincus Trust II, as Borrowers under the Credit Agreement by: (i) deleting said
SCHEDULE 1 in its entirety; and (ii) substituting in lieu thereof SCHEDULE 1 annexed hereto.

         (n) SCHEDULE 2 to the Credit Agreement is hereby amended by: (i) deleting said SCHEDULE 2 in its entirety; and (ii) substituting in lieu thereof
SCHEDULE 2 annexed hereto.

         (o) EXHIBITS A, B and F annexed to the Credit Agreement are hereby amended to make certain changes therein consistent with this First Amendment by:
(i) deleting said EXHIBITS A, B and F in their entirety; and (ii) substituting in lieu thereof EXHIBITS A, B and C annexed hereto.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks and the Agents to enter into this First Amendment, each Borrower, severally and not jointly, makes the following representations and warranties, all of which shall survive the execution and delivery of this First Amendment:

         (a) The Borrower has adequate power and authority to execute and deliver this First Amendment and the other agreements, documents and instruments executed in connection herewith or contemplated hereby, and to perform its obligations hereunder and under the Credit Agreement as amended hereby.

         (b) The execution, delivery and performance of this First Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or contemplated hereby have been duly authorized by all necessary action on the part of the Borrower, will not result in a violation of or be in conflict with or constitute a default under any term of the Prospectus of the Borrower, or of its charter, articles of association, declaration of trust or by-laws, or of any investment, borrowing or other similar type of policy or restriction to which the Borrower is subject, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Borrower pursuant to any such term.

         (c) This First Amendment effectively amends the Credit Agreement in accordance with the terms hereof. The obligations of the Borrower hereunder and under the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         (d) All of the representations and warranties made by the Borrower in the Credit Agreement, including those in Article VII thereof, are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

         (e) Upon the execution and delivery of this First Amendment and the other agreements, documents and instruments executed in connection herewith or contemplated hereby, and the satisfaction of each of the conditions precedent set forth in Section 3 of this First Amendment, no Default shall exist and be continuing.

         SECTION 3. CONDITIONS PRECEDENT. The agreements contained herein and the amendments contemplated hereby shall become effective on the date when all of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Banks and the Operations Agent, and when each of the following conditions shall have been fulfilled:

         (a) The Operations Agent shall have received from each Borrower, with sufficient copies for each Bank, copies of all resolutions of such Borrower's Board of Trustees or Board of Directors, as applicable, authorizing (i) its execution and delivery of this First Amendment, and (ii) its performance of all of its agreements and obligations hereunder and under the Credit Agreement as amended hereby, certified by the Secretary or Assistant Secretary of the Borrower;

         (b) The Operations Agent shall have received for itself and each of the other Banks a duly completed and executed Federal Reserve Form F.R. U-1 from each Borrower;

         (c) The Banks and the Operations Agent shall have received from counsel to the Borrowers an opinion(s) addressed to the Banks and the Operations Agent, dated the date hereof, which opinion(s) shall be in form and substance satisfactory to the Banks and the Operations Agent.

         (d) The Operations Agent and the Banks shall be satisfied that there has been no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of any Borrower since the date of the latest financial statements delivered to the Operations Agent and the Banks pursuant to Section 7.02 or 8.01 of the Credit Agreement;

         (e) Without, in any way, limiting the scope of paragraph (d) above, the Operations Agent and the Banks shall be satisfied that there has been no material adverse change in any law, rule, regulation, decree or order of any governmental authority binding upon any Borrower or otherwise applicable to the Operations Agent, the Banks or any Borrower;

         (f) The Operations Agent shall have received from the Borrowers, on behalf of and in trust for each Bank, all accrued and unpaid Commitment Fees (as such term is defined in the Credit Agreement) and all accrued and unpaid interest owing to each Bank under the Credit Agreement calculated as of the date of this First Amendment;

         (g) Each Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it on or prior to the date hereof, and the consummation of the transactions on the date hereof shall not result in a Default;

         (h) The Operations Agent shall have received from each Borrower, with sufficient copies for each Bank, a certificate dated as of the date of this First Amendment, in form and substance satisfactory to the Banks and the Operations Agent, in which such Borrower shall represent and warrant to the Banks and the Operations Agent all matters set forth in Section 2 hereof and shall represent and warrant to the Banks and the Operations Agent that the conditions precedent set forth in paragraph (g) of this Section 3 are satisfied at and as of the date of this First Amendment;

         (i) The Operations Agent shall have received the Operations Agent's Fee from the Borrowers as provided in Section 5.02 of the Credit Agreement, as amended by this First Amendment;

         (j) The Administrative Agent shall have received the Arranging Fee from the Borrowers as provided in Section 5.03 of the Credit Agreement, as amended by this First Amendment;

         (k) The Operations Agent shall have received for the ratable benefit of the Banks the Allocation Fee from the Borrowers as provided in Section 5.04 of the Credit Agreement, as amended by this First Amendment;

         (l) The Banks and the Operations Agent shall have received all other information and documents which any of them may reasonably have requested in connection with the transactions contemplated hereunder and under the Credit Agreement as amended hereby, such information and documents, where appropriate, to be certified by the proper officers of each Borrower or by governmental authorities.

         SECTION 4. RATIFICATION OF EXISTING AGREEMENTS, ETC. All obligations of each Borrower to the Banks and the Agents under or in respect of the Credit Agreement and the other Loan Documents, except as otherwise expressly modified or contemplated to be modified in this First Amendment, are hereby ratified and confirmed in all respects, and as so ratified and confirmed constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. By executing this First Amendment, each Borrower, the Banks and the Agents agree to waive the notice requirement of
Section 14.01 of the Credit Agreement, and agree to the renewal of the Commitments as amended hereby for a new 364-day period ending June 20, 2001, which shall be an "Expiration Date" as defined in Section 14.01 of the Credit Agreement, as amended hereby. Each Borrower, the Banks and the Agents further agree that each Loan outstanding to a Borrower under the Credit Agreement as of the date hereof shall be deemed to be a Loan outstanding to such Borrower under the Credit Agreement as amended by this First Amendment. Furthermore, by its execution of this First Amendment the Additional Borrower agrees to be bound by the terms and conditions of the Credit Agreement, as amended hereby, in all respects as a Borrower thereunder and hereby assumes all of the obligations of a Borrower thereunder.

         SECTION 5. MISCELLANEOUS.

         (a) This First Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.

         (b) This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

         (c) The headings of the several sections of this First Amendment are inserted for convenience only and shall not in any way effect the meaning or construction of any provision of this First Amendment.

         (d) This First Amendment and each of the other agreements, documents and instruments executed and delivered in connection herewith or contemplated hereby constitute Loan Documents under and as defined in the Credit Agreement.

         SECTION 6. LIMITATION OF LIABILITY. Notice is hereby given that this First Amendment has been executed by an officer of each Borrower, in that capacity and not individually. The Banks acknowledge that the obligations of or arising out of this First Amendment and the Credit Agreement, as amended hereby, are not binding upon any of the Borrowers' trustees, directors, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Borrowers. Notwithstanding any other provision of this First Amendment, the Credit Agreement, as amended hereby, or any other Loan Document to the contrary, to the extent that this First Amendment is executed by an Investment Company on behalf of one or more Portfolios of such Investment Company, as a Borrower(s) hereunder, the Banks further acknowledge that the obligations of or arising out of this First Amendment and the Credit Agreement, as amended hereby, are binding upon the assets and property of the Portfolio on whose behalf an Investment Company has executed this instrument and that, with respect to each such Portfolio, such obligations are several but not joint. Without limiting the foregoing, the obligations of the Borrowers are several, not joint. This First Amendment shall be deemed to constitute a separate agreement between each Borrower and the other parties hereto (other than the other Borrowers) as if such Borrower had executed a separate agreement naming only itself and the other parties hereto (other than the other Borrowers) as parties. No Borrower shall be liable for the obligations (whether for principal, interest, fees, expenses or otherwise) of any other Borrower hereunder. In the case of each Borrower that is an Investment Company organized as a Massachusetts business trust or Portfolio of such an Investment Company, the declarations of trust for each such trust refer to the trustees collectively as trustees and not as individuals personally, and the declarations of trust provide that no shareholder, trustee, officer, employee or agent of the trust shall be subject to claims against or obligations of the trust to any extent whatsoever, but that the trust estate only shall be liable.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a sealed instrument as of the day and year first above written.

WARBURG PINCUS CAPITAL                                        WARBURG PINCUS EMERGING
APPRECIATION FUND                                             GROWTH FUND, INC

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS INTERNATIONAL                                  WARBURG PINCUS INTERNATIONAL
EQUITY FUND, INC.                                             SMALL COMPANY FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS JAPAN                                          WARBURG PINCUS JAPAN
SMALL COMPANY FUND, INC.                                      GROWTH FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS EMERGING MARKETS                               WARBURG PINCUS MAJOR
FUND, INC.                                                    FOREIGN MARKETS FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS SMALL                                          WARBURG PINCUS SMALL
COMPANY VALUE FUND, INC.                                      COMPANY GROWTH FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS GLOBAL                                         WARBURG PINCUS GLOBAL
POST VENTURE CAPITAL FUND, INC.                               HEALTH SCIENCES FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS FIXED INCOME                                   WARBURG PINCUS GLOBAL FUND
FIXED INCOME FUND, INC

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS INTERMEDIATE                                   WARBURG PINCUS BALANCED
MATURITY GOVERNMENT FUND, INC.                                FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS VALUE FUND, INC.                               WARBURG PINCUS NEW YORK
                                                              INTERMEDIATE MUNICIPAL FUND

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS GLOBAL                                         CREDIT SUISSE INSTITUTIONAL
TELECOMMUNICATIONS FUND, INC.                                 INTERNATIONAL GROWTH FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS HIGH YIELD                                     WARBURG PINCUS MUNICIPAL
FUND, INC.                                                    BOND FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

CREDIT SUISSE INSTITUTIONAL                                   WARBURG PINCUS EUROPEAN EQUITY
STRATEGIC GLOBAL FIXED INCOME FUND, INC.                      FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

CREDIT SUISSE INSTITUTIONAL U.S.                              WARBURG PINCUS LONG-SHORT MARKET
CORE FIXED INCOME FUND, INC.                                  NEUTRAL FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

WARBURG PINCUS FOCUS FUND, INC                                CREDIT SUISSE INSTITUTIONAL U.S.
                                                              CORE EQUITY FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------


CREDIT SUISSE INSTITUTIONAL                                   WARBURG PINCUS TRUST, on behalf of International Equity
FUND, INC., on behalf of International Equity                 Portfolio, Small Company Growth Portfolio, Emerging Markets
Portfolio, Small Company Growth Portfolio,                    Portfolio, Global Post-Venture Capital Portfolio, Value
Emerging Markets Portfolio, Value Portfolio,                  Portfolio, and Emerging Growth Portfolio
Japan Growth Portfolio, and Small Company
Value Portfolio

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.                               THE CHILE FUND, INC.


By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

THE EMERGING MARKETS                                          THE EMERGING MARKETS
TELECOMMUNICATIONS FUND, INC.                                 INFRASTRUCTURE FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

THE FIRST ISRAEL FUND, INC.                                   THE INDONESIA FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

THE LATIN AMERICA EQUITY                                      THE LATIN AMERICA INVESTMENT
FUND, INC.                                                    FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------

CREDIT SUISSE ASSET MANAGEMENT                                CREDIT SUISSE ASSET
INCOME FUND, INC.                                             MANAGEMENT STRATEGIC GLOBAL
                                                              INCOME FUND, INC.

By:                                                           By:
   ---------------------------------------------------           ---------------------------------------------------------
Name:                                                         Name:
     -------------------------------------------------             -------------------------------------------------------
Title:                                                        Title:
      ------------------------------------------------              ------------------------------------------------------


                                    THE PORTUGAL FUND, INC.

                                    By:
                                       ---------------------------------------------------
                                    Name:
                                         -------------------------------------------------
                                    Title:
                                          ------------------------------------------------

STATE STREET BANK AND TRUST                                 THE BANK OF NOVA SCOTIA,
COMPANY, in its individual capacity and                     in its individual capacity and as
as Operations Agent                                         Syndication Agent

By:    /s/ Steven G. Caron                                  By:    /s/ James R. Trimble
    ------------------------------------------                  -------------------------------------

Name:  Steven G. Caron                                      Name:  James R. Trimble
     -----------------------------------------                    -----------------------------------

Title: Vice President                                       Title: Managing Director
      ----------------------------------------                     ----------------------------------

DEUTSCHE BANK AG, NEW YORK                                  BNP PARIBAS, in its individual capacity and as
BRANCH, in its individual capacity and                      Documentation Agent
as Administrative Agent


By:    /s/ Gayma Z. Shivnarain                              By:    /s/ Marguerite L. Lebon
    ------------------------------------------                  -------------------------------------

Name:  Gayma Z. Shivnarain                                  Name:   Marguerite L. Lebon
     -----------------------------------------                    -----------------------------------

Title: Director                                             Title: Assistant Vice President
      ----------------------------------------                     ----------------------------------

By:    /s/ Ruth Leung                                       By:    /s/ Laurent Vanderzyppe
    ------------------------------------------                  -------------------------------------

Name:  Ruth Leung                                           Name:  Laurent Vanderzyppe
     -----------------------------------------                    -----------------------------------

Title: Director                                             Title: Vice President
      ----------------------------------------                     ----------------------------------


CREDIT LYONNAIS
NEW YORK BRANCH                                             DEN DANSKE BANK

By:    /s/ Sebastian Rocco                                  By:    /s/ George Neofitidis
       ---------------------------------------                 -------------------------------------

Name:  Sebastian Rocco                                      Name:  George Neofitidis
     -----------------------------------------                   ------------------------------------

Title: Senior Vice President                                Title: Assistant Vice President
      ----------------------------------------                     ----------------------------------

                                                            By:    /s/ John A. O'Neill
                                                                -------------------------------------

                                                            Name:  John A. O'Neill
                                                                 ------------------------------------

                                                            Title: Vice President
                                                                   ----------------------------------

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                                PERCENTAGE
                                                       JURISDICTION             ALLOCATION OF
NAME AND ADDRESS               FORM OF                 OF                       FEES AND
OF  BORROWER                   ORGANIZATION            ORGANIZATION             EXPENSES                     BORROWING BASE
Warburg, Pincus Capital        Massachusetts           Massachusett             3.46%                        10%
Appreciation Fund*             Business Trust

466 Lexington Avenue
New York, New York
10017


*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                     To be executed on behalf of each Borrower by one or
                                                     more Borrower Agents for such Borrower as follows:

                                                     Warburg, Pincus Capital Appreciation Fund

                                                     By:
                                                        --------------------------------------------------
                                                     Name:
                                                          ------------------------------------------------
                                                     Title:
                                                           -----------------------------------------------

                                                     STANDING INSTRUCTIONS:
                                                     Account Name:  Warburg, Pincus Capital Appreciation Fund
                                                     Account Number:  0360567
                                                     Bank:  PNC Bank
                                                     ABA No.: 031 000 053
                                                     Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

         Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF  BORROWER                   ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg, Pincus                Corporation      Maryland          6.00%              10%
Emerging Growth Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*      Denotes Domestic Fund
**     Denotes International Fund
***    Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Emerging Growth Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Emerging Growth Fund
                                                Account Number: 0361660
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg, Pincus                Corporation      Maryland          31.81%             10%
International Equity Fund,
Inc.**

466 Lexington Avenue
New York, New York
10017

*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus International Equity Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus International Equity Fund/THI
                                                Account Number: 70887658
                                                Bank: State Street, Boston
                                                ABA No.: 011 000 028
                                                Attn: Charles Geiser

                                  SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg, Pincus                Corporation      Maryland          0.35%              25%
International Small Company
Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus International Small Company Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus International Small
                                                Company Fund/TH23
                                                Account Number:  70887765
                                                Bank:  State Street/Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg, Pincus                Corporation      Maryland          14.97%             25%
Japan Small Company
Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Japan Small Company Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Japan Small
                                                Company Fund/THO
                                                Account Number:  70887468
                                                Bank:  State Street/Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg, Pincus                Corporation      Maryland          13.26%             25%
Japan Growth Fund,
Inc.**

466 Lexington Avenue
New York, New York
10017

*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Japan Growth Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Japan Growth
                                                Fund/THI4
                                                Account Number:  70887690
                                                Bank:  State Street, Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg, Pincus                Corporation      Maryland          2.29%              20%
Emerging Markets Fund,
Inc.***

466 Lexington Avenue
New York, New York
10017


*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Emerging Markets Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Emerging Markets Fund/TH02
                                                Account Number:  70887443
                                                Bank:  State Street, Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.27%              25%
Pincus Major
Foreign
Markets Fund,
Inc.**


466 Lexington Avenue
New York, New York
10017

*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Major Foreign Markets Fund, Inc.


                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Major Foreign Markets Fund/TH12
                                                Account Number:  70887674
                                                Bank:  State Street, Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.06%              30%
Pincus Small
Company Value
Fund, Inc.*

466 Lexington Avenue
New York, New York
10017


*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Small Company Value Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Small Company Value Fund
                                                Account Number:  0367470
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.09%              30%
Pincus Small
Company Growth
Fund, Inc.*



466 Lexington Avenue
New York, New York
10017


*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Small Company Growth Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Small
                                                Company Growth Fund
                                                Account Number:  0367527
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.40%              25%
Pincus Global
Post Venture
Capital Fund,
Inc.**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Global Post Venture Capital Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Global
                                                Post-Venture Capital Fund
                                                Account Number:  0367496
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.12%              25%
Pincus Global
Health
Sciences Fund,
Inc.**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Global Health Sciences Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Global
                                                Health Sciences Fund, Inc
                                                Account Number:  0367519
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF  BORROWER                   ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Massachusetts    Massachusett      0.74%              30%
Pincus Fixed                   Business
Income Fund*                   Trust



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Fixed Income Fund

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Fixed
                                                Income Fund
                                                Account Number:  0360656
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.26%              25%
Pincus Global
Fixed Income
Fund, Inc.**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund
                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Global Fixed Income Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Global
                                                Fixed Income Fund/TH18
                                                Account Number:  70887633
                                                Bank:  State Street, Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.12%              30%
Pincus
Intermediate
Maturity
Government
Fund, Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Intermediate Maturity Government Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus
                                                Intermediate Maturity Government Fund
                                                Account Number:  0361783
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.07%              30%
Pincus
Balanced Fund,
Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Balanced Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Balanced
                                                Fund
                                                Account Number:  0181191
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To


Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF  BORROWER                   ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.81%              30%
Pincus Value
Fund, Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Value Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Value Fund
                                                Account Number:  0181175
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Massachusetts    Massachusetts     0.18%              30%
Pincus New                     Business
York                           Trust
Intermediate
Municipal Fund*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus New York Intermediate Municipal
                                                Government Fund

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus New York
                                                Intermediate Municipal Government Fund
                                                Account Number:  018044
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          1.33%              25%
Pincus Global
Telecommunications
Fund, Inc.**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Global Telecommunications Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Global
                                                Telecommunications Fund
                                                Account Number:  8124695
                                                Bank:  Brown Brothers
                                                ABA No.:  09250276
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Credit Suisse                  Corporation      Maryland          1.24%              25%
Institutional
International
Growth Fund,
Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Institutional International Growth Fund,
                                                Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Credit Suisse
                                                Institutional International Growth Fund
                                                Account Number:  8122814
                                                Bank:  Brown Brothers
                                                ABA No.:  09250276
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.24%              25%
Pincus High
Yield Fund,
Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus High Yield Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus High
                                                Yield Fund
                                                Account Number:  8122822
                                                Bank:  Brown Brothers
                                                ABA No.:  09250276
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.04%              33%
Pincus
Municipal Bond
Fund, Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Municipal Bond Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Municipal
                                                Bond Fund
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co
                                                Account Number:  09250276
                                                Ref A/C # 8122855
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Credit Suisse                  Corporation      Maryland          0.03%              25%
Institutional
Strategic
Global Fixed
Income Fund,
Inc.**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Institutional Strategic Global Fixed
                                                Income Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Credit Suisse
                                                Institutional Strategic Global Fixed
                                                Income Fund
                                                Account Number:  8122830
                                                Bank:  Brown Brothers
                                                ABA No.:  09250276
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.07%              25%
Pincus
European
Equity Fund,
Inc.**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus European Equity Fund

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus European
                                                Equity Fund
                                                Account Number:  6105167
                                                Bank:  Brown Brothers
                                                ABA No.:  09250276
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Credit Suisse                  Corporation      Maryland          0.85%              33%
Institutional
U.S. Core
Fixed Income
Fund, Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Institutional U.S. Core Fixed Income Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Credit Suisse
                                                Institutional U.S. Core Fixed Income Fund
                                                Citibank, NY
                                                ABA No.:  09250276
                                                BBH & Co
                                                Account Number: 021 000 089
                                                Ref A/C #8122913
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.02%              20%
Pincus
Long-Short Market
Neutral Fund,
Inc.***



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Long-Short Market Neutral Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus
                                                Long-Short Market  Neutral Fund
                                                Account Number: 113-80260
                                                Bank:  Custodial Trust Company
                                                ABA No.:  031207256
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Warburg,                       Corporation      Maryland          0.02%              33%
Pincus Focus
Fund, Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Focus Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg Pincus Focus Fund
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number: 09250276
                                                Red A/C # 6103063
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Credit Suisse                  Corporation      Maryland          0.16%              33%
Institutional
U.S. Core
Equity Fund,
Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Institutional U.S. Core Equity Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Credit Suisse
                                                Institutional U.S. Core Equity Fund, Inc.
                                                Citibank, NY
                                                ABA No.: 021 000 089
                                                BBH & Co.
                                                Account Number: 09250276
                                                Ref A/C # 8122905
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
International                  Corporation      Maryland          11.18%             25%
Equity
Portfolio-
Credit Suisse
Institutional
Fund Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Institutional Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Institutional -
                                                International Equity Portfolio
                                                Account Number: 70887666
                                                Bank:  State Street, Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Emerging                       Corporation      Maryland          0.00%              20%
Markets
Portfolio-
Credit Suisse
International
Fund, Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse International Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Institutional-Emerging
                                                Markets
                                                Portfolio/THO
                                                Account Number: 34940072
                                                Bank:  State Street Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Value                          Corporation      Maryland          0.00%              30%
Portfolio- Credit
Suisse
International
Fund, Inc.*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse International Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Institutional - Value
                                                Portfolio
                                                Account Number: 0367218
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Japan Growth                   Corporation      Maryland          0.04%              25%
Portfolio-Credit
Suisse
Institutional
Fund. Inc.**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Institutional Fund. Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Institutional - Japan
                                                Growth
                                                Portfolio /TH13
                                                Account Number: 70887682
                                                Bank:  Bank Street, Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Small Company                  Corporation      Maryland          0.00%              30%
Value
Portfolio-Credit Suisse
Institutional
Fund. Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Institutional Fund. Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Institutional - Small
                                                Company Value Portfolio
                                                Account Number: 0367226
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
International                  Massachusetts    Massachusetts     1.42%              25%
Equity                         Business
Portfolio-Warburg,             Trust
Pincus Trust**



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Trust

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Trust - International
                                                Equity Portfolio/Th
                                                Account Number:  7088754
                                                Bank:  State Street, Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Small Company                  Massachusetts    Massachusetts     3.62%              30%
Growth                         Business
Portfolio-Warburg,             Trust
Pincus Trust*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Trust

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Trust - Small Company Growth
                                                Portfolio
                                                Account Number: 0186117
                                                Bank: PNC Bank
                                                ABA No.: 031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Emerging                       Massachusetts    Massachusetts     0.07%              20%
Markets                        Business
Portfolio -                    Trust
Warburg,
Pincus Trust***



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Trust

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Trust-Emerging Markets
                                                Portfolio/THO
                                                Account Number: 70887591
                                                Bank:  State Street Boston
                                                ABA No.:  011 000 028
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Global                         Massachusetts    Massachusetts     0.47%              25%
Post-Venture                   Business
Capital                        Trust
Portfolio-Warburg,
Pincus Trust***



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Trust

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Global Post-Venture
                                                Capital Portfolio
                                                Account Number: 0367501
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Value                          Massachusetts    Massachusetts     0.04%              30%
Portfolio -                    Business
Warburg,                       Trust
Pincus Trust*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Trust

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Trust - Value Portfolio
                                                Account Number: 0367250
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Emerging                       Massachusetts    Massachusetts     0.05%              10%
Growth                         Business
Portfolio -                    Trust
Warburg,
Pincus Trust*



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Warburg, Pincus Trust

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Warburg, Pincus Trust on
                                                behalf of the Emerging Growth Portfolio
                                                Account Number:  367616
                                                Bank:  PNC Bank
                                                ABA No.:  031 000 053
                                                Attn: Charles Geiser


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Brazilian                  Corporation      Maryland          0.10%              10%
Equity Fund,
Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The Brazilian Equity Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  The Brazilian Equity Fund
                                                ABA No.:  021 000 089
                                                BBH & Co
                                                Account Number: 09250276
                                                Ref A/C # 8106155
                                                Attn: Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Chile                      Corporation      Maryland          0.49%              15%
Fund, Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The Chile Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Chile Fund
                                                Citibank, NY
                                                ABA No.: 021 000 089
                                                BBH & Co.
                                                Account Number: 09250276
                                                Ref A/C # 8106049
                                                Attn: Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Emerging                   Corporation      Maryland          0.36%              10%
Markets
Telecommunications
Fund, Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The Emerging Markets Telecommunications Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  The Emerging Markets
                                                Telecommunications Fund, Inc.
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number: 09250276
                                                Ref A/C #8135204
                                                Attn: Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Emerging                   Corporation      Maryland          0.41%              15%
Markets
Infrastructure
Fund, Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The Emerging Markets Infrastructure Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Emerging Markets Infrastructure
                                                Fund
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number: 09250276
                                                Ref A/C #8122780
                                                Attn: Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The First                      Corporation      Maryland          0.20%              15%
Israel Fund,
Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The First Israel Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  First Israel Fund
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number: 09250276
                                                Ref A/C #8136038
                                                Attn: Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Indonesia                  Corporation      Maryland          0.03%              10%
Fund, Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The Indonesia Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Indonesia Fund
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number:  09250276
                                                Ref A/C #8145906
                                                Attn:  Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Latin                      Corporation      Maryland          0.28%              15%
America Equity
Fund, Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The Latin America Equity Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Latin America Equity Fund, Inc.
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number:  09250276
                                                Ref A/C #8149320
                                                Attn:  Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Latin                      Corporation      Maryland          0.26%              15%
America
Investment
Fund, Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                The Latin America Investment Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Latin America Investment Fund, Inc.
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number:  09250276
                                                Ref A/C #8149346
                                                Attn: Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Credit Suisse                  Corporation      Maryland          0.54%              10%
Asset
Management
Income Fund,
Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Asset Management Income Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name: CSAM Income Fund, Inc.
                                                Citibank, NY
                                                ABA No.: 021 000 089
                                                BBH & Co.
                                                Account Number:  09250276
                                                Ref A/C #6107494
                                                Attn: Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
Credit Suisse Asset            Corporation      Maryland          0.22%              15%
Management Strategic
Global Income Fund,
Inc.



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower by one or
                                                more Borrower Agents for such Borrower as follows:

                                                Credit Suisse Asset Management Strategic Global
                                                Income Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name:
                                                     ------------------------------------------------
                                                Title:
                                                      -----------------------------------------------

                                                STANDING INSTRUCTIONS:
                                                Account Name:  CSAM Strategic Global Income Fund
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number:  09250276
                                                Ref A/C #6107486
                                                Attn:  Bob Stewart


                                   SCHEDULE 1

                            Dated as of June 21, 2000

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; State Street Bank and Trust Company, as operations agent and BNP Paribas, as documentation agent

                                                                  PERCENTAGE
                                                JURISDICTION      ALLOCATION OF
NAME AND ADDRESS               FORM OF          OF                FEES AND
OF BORROWER                    ORGANIZATION     ORGANIZATION      EXPENSES           BORROWING BASE
The Portugal Fund, Inc.        Corporation      Maryland          0.16%              10%



466 Lexington Avenue
New York, New York
10017



*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                                To be executed on behalf of each Borrower
                                                by one or more Borrower Agents for such
                                                Borrower as follows:

                                                The Portugal Fund, Inc.

                                                By:
                                                   --------------------------------------------------
                                                Name   William Clark
                                                Title: Secretary

                                                STANDING INSTRUCTIONS:
                                                Account Name:  Portugal Fund
                                                Citibank, NY
                                                ABA No.:  021 000 089
                                                BBH & Co.
                                                Account Number:  09250276
                                                Ref A/C #8159436
                                                Attn:  Bob Stewart

                                   SCHEDULE 2

                     BANKS; ADDRESSES; FACILITY PERCENTAGES

(1)   State Street Bank and Trust Company
      Global Investor Credit Services Division
      Mutual Fund Lending
      Lafayette Corporate Center
      2 Avenue de Lafayette, 2nd Floor
      Boston, MA 02111
      Fax:  (617) 662-2325
      Attention: Steven G. Caron, Vice President

      Commitment Amount:                      $75,000,000
      Facility Percentage:                    21.42858%

(2)   Deutsche Bank AG, New York Branch
      31 West 52nd Street
      New York, NY 10019
      Fax: (212) 469-8346
      Attention: Alan Krouk, Assistant Vice President

      Commitment Amount:                      $75,000,000
      Facility Percentage:                    21.42858%

(3)   The Bank of Nova Scotia
      One Liberty Plaza
      New York, NY 10006
      Fax: (212) 225-5090
      Attention: John Morale, Director

      Commitment Amount:                      $50,000,000
      Facility Percentage:                    14.28571%

(4)   BNP Paribas
      499 Park Avenue, 2rd Floor
      New York, NY 10022
      Fax: (212) 415-9707
      Attention: Ms. Marguerite L. Lebon, Assistant Vice President

      Commitment Amount:                      $50,000,000
      Facility Percentage:                    14.28571%

(5)   Den Danske Bank
      280 Park Avenue
      4th Floor - East Building
      New York, NY 10017
      Fax: (212) 370-1682
      Attention: Mr. George Neofitidis

      Commitment Amount:                      $50,000,000
      Commitment Percentage:                  14.28571%

(6)   Credit Lyonnais
      New York Branch
      1301 Avenue of the Americas
      New York, NY 10019
      Fax: (212) 261-3438
      Attention: Ms. Rosemarie Dicanto

      Commitment Amount:                      $50,000,000
      Commitment Percentage:                  14.28571%

                                                                       EXHIBIT A

                                    EXHIBIT A

                                BORROWING REQUEST

                            (Committed Credit Loans)

TO:   State Street Bank and Trust Company, as Operations Agent
      Lafayette Corporate Center
      2 Avenue de Lafayette, 2nd Floor
      Boston, MA 02111
      Attention:    Stacey Gillet
                    Fax: (617) 662-2324

      This Borrowing Request (Committed Credit Loans) is being delivered pursuant to Section 2.04(a) of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "Credit Agreement") among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, including the undersigned (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); The Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); BNP Paribas, as documentation agent (the "DOCUMENTATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). Capitalized terms used herein shall have the meanings described to them in the Credit Agreement. The undersigned Borrower requests that a Committed Credit Loan be made by the Banks to such Borrower on this date in the aggregate amount set forth below:

Name of Borrower:
                                -------------------------------

Date of Proposed Borrowing
   [must be a Banking Day]:
                                -------------------------------

Amount of Loan Requested
   [$1,000,000 or an integral
   multiple thereof]:          $
                                -------------------------------

      In connection with the foregoing Borrowing Request, the undersigned hereby certifies to the Operations Agent and the Banks as follows:

      (a) The value of the Borrower's portfolio securities is $_______________, the value of the Borrower's Total Assets is $_______________, and the value of the Borrower's Net Assets is $_____________ (in each case computed as of the close of business on the previous business day of the Borrower in accordance with the terms of the Credit Agreement). [NOTE: The aggregate Indebtedness of the Borrower in respect of Loans shall at no time exceed (i) 33-1/3% of the Borrower's Net Assets, in the case of any Borrower that is a Domestic Fund, (ii) 25% of the Borrower's Net Assets, in the case of Warburg Pincus Global Post Venture Capital Fund, Inc., Warburg Pincus Global Health Sciences Fund, Inc., Warburg Pincus High Yield Fund, Inc., and Global Post Venture Capital Portfolio of Warburg Pincus Trust, and any Borrower that is an International Fund, (iii) 20% of the Borrower's Net Assets, in the case of any Borrower that is a Restricted Fund, and (iv) 15% of the Borrower's Net Assets, in the case of any Borrower that is a Closed-End Fund.]

      (b) The Borrower's aggregate Indebtedness, including the proposed borrowing, is $____________________.

      (c) After giving effect to the transactions contemplated by this Borrowing Request on the date hereof, each of the conditions specified in
Section 6.02 of the Credit Agreement has been fulfilled.

      (d) The Borrower will use the proceeds of the Committed Credit Loans requested hereby solely for the purposes permitted under Section 4.08 of the Credit Agreement.

      (e) The requested borrowing is permitted under the Borrower's most recent Prospectus.

      (f) The proceeds of this borrowing, when added to the aggregate principal amount of all Loans outstanding to the Borrower under the Credit Agreement, do not exceed the Borrower's Borrowing Base.

      (g) The proceeds of this borrowing, when added to the aggregate principal amount of Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Maximum Credit Amount.

      (h) The proceeds of this borrowing, when added to the aggregate principal amount of Committed Credit Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Maximum Committed Credit Amount.

      (i) The portion of the proceeds of this borrowing to be advanced by State Street Bank, when added to the aggregate outstanding principal amount of all Committed Credit Loans and Swing Line Loans made by State Street Bank to the Borrowers under the Credit Agreement, does not exceed State Street Bank's Commitment.

      The undersigned Borrower Agent is an Authorized Officer of the Borrower.

DATE:
     -------------------------------      ------------------------------
                                                    (Name of Borrower)

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                                       EXHIBIT B

                                    EXHIBIT B
                                BORROWING REQUEST
                               (Swing Line Loans)

TO:   State Street Bank and Trust Company,
      as Swing Line Lender
      Lafayette Corporate Center
      2 Avenue de Lafayette, 2nd Floor
      Boston, MA 02111
      Attention:     Stacey Gillet
                     Fax: (617) 662-2324

      This Borrowing Request (Swing Line Loans ) is being delivered pursuant to
Section 3.03(a) of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "Credit Agreement") among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, including the undersigned (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); The Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); BNP Paribas, as documentation agent (the "DOCUMENTATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). Capitalized terms used herein shall have the meanings described to them in the Credit Agreement. The undersigned Borrower requests that a Swing Line Loan be made by the Swing Line Lender to such Borrower on this date in the aggregate amount set forth below:


Name of Borrower:
                                -------------------------------

Date of Proposed Borrowing
   [must be a Banking Day]:
                                -------------------------------

Amount of Loan Requested:      $
                                -------------------------------

      In connection with the foregoing Borrowing Request, the undersigned hereby certifies to the Swing Line Lender as follows:

      (a) The value of the Borrower's portfolio securities is $_______________, the value of the Borrower's Total Assets is $_______________, and the value of the Borrower's Net Assets is $_____________ (in each case computed as of the close of business on the previous business day of the Borrower in accordance with the terms of the Credit Agreement). [NOTE: The aggregate Indebtedness of the Borrower in respect of Loans shall at no time exceed (i) 33-1/3% of the Borrower's Net Assets, in the case of any Borrower that is a Domestic Fund, (ii) 25% of the Borrower's Net Assets, in the case of Warburg Pincus Global Post Venture Capital Fund, Inc., Warburg Pincus Global Health Sciences Fund, Inc., Warburg Pincus High Yield Fund, Inc., and Global Post Venture Capital Portfolio of Warburg Pincus Trust, and any Borrower that is an International Fund, (iii) 20% of the Borrower's Net Assets, in the case of any Borrower that is a Restricted Fund, and (iv) 15% of the Borrower's Net Assets, in the case of any Borrower that is a Closed-End Fund.]

      (b) The Borrower's aggregate Indebtedness, including the proposed borrowing, is $____________________.

      (c) After giving effect to the transactions contemplated by this Borrowing Request on the date hereof, each of the conditions specified in
Section 6.02 of the Credit Agreement has been fulfilled.

      (d) The Borrower will use the proceeds of the Swing Line Loan requested hereby solely for the purposes permitted under Section 4.08 of the Credit Agreement.

      (e) The requested borrowing is permitted under the Borrower's most recent Prospectus.

      (f) The proceeds of this borrowing, when added to the aggregate principal amount of all Loans outstanding to the Borrower under the Credit Agreement, do not exceed the Borrower's Borrowing Base.

      (g) The proceeds of this borrowing, when added to the aggregate principal amount of Swing Line Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Swing Line Amount.

      (h) The proceeds of this borrowing, when added to the aggregate principal amount of Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Maximum Credit Amount.

      (i) The proceeds of this borrowing, when added to the aggregate outstanding principal amount of all Committed Credit Loans and Swing Line Loans made by State Street Bank to the Borrowers under the Credit Agreement, does not exceed State Street Bank's Commitment.

      The undersigned Borrower Agent is an Authorized Officer of the Borrower.

DATE:
     -------------------------------      ------------------------------
                                          (Name of Borrower)

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                                       EXHIBIT C

                                    EXHIBIT F

                          FORM FOR ADDITIONAL BORROWER

                                                          ________________, 20__

To: State Street Bank and Trust Company, as Operations Agent, and the Banks party to that certain Credit Agreement, dated as of June 23, 1999, among the Borrowers, the Banks, the Operations Agent, and certain other parties

Ladies and Gentlemen:

      The undersigned [ Name of Borrower ] (the "COMPANY") hereby requests pursuant to Article XIII of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); The Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); BNP Paribas, as documentation agent (the "DOCUMENTATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"), that it be admitted as an additional Borrower under the Credit Agreement and that SCHEDULE 1 to the Credit Agreement be revised in accordance with Section 4.09 of the Credit Agreement to include the Company as such in the form attached hereto which has been signed by one or more Borrower Agents on behalf of each Borrower. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

      The Company hereby represents and warrants to the Operations Agent and the Banks that as of the date hereof and after giving effect to the admission of the Company as an additional Borrower under the Credit Agreement: (i) the representations and warranties set forth in Article VII of the Credit Agreement with respect to the existing Borrowers are true and correct with respect to the Company after giving effect To the admission of the Company as a Borrower; (ii) the Company is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed as of the date hereof and after giving effect to the admission; and
(iii) no Default with respect To the Company has occurred and is continuing.

      The Company agrees to be bound by the terms and conditions of the Credit Agreement in all respects as a Borrower thereunder and hereby assumes all of the obligations of a Borrower thereunder.

      Please indicate your assent to the admission of the Company as an additional Borrower under the Credit Agreement by signing below where indicated.

                                        [NAME OF BORROWER]

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


AGREED AND ACCEPTED:

STATE STREET BANK AND TRUST
COMPANY, in its individual capacity
and as Operations Agent

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------

DEUTSCHE BANK AG, NEW YORK
BRANCH, in its individual capacity and
as Administrative Agent

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------


By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------

THE BANK OF NOVA SCOTIA, in its
individual capacity and as Syndication Agent

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------


BNP PARIBAS, in its individual capacity
and as Documentation Agent

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------


By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------


CREDIT LYONNAIS
NEW YORK BRANCH

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------


DEN DANSKE BANK

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------



                                       -3-